UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 220 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On January 29, 2018, Atlantic Power Corporation (the “Company”) announced the closing of the sale of its offering of Cdn$100 million aggregate principal amount of 6.00% Series E convertible unsecured subordinated debentures (the “Debentures”).  The Company also granted the Underwriters (as defined below) through the Underwriting Agreement (as defined below) the option to purchase up to an additional Cdn$15 million aggregate principal amount of Debentures at any time up to 30 days after the date of closing of the Debentures offering to cover over-allotments, if any, on the same terms and conditions as set forth in the Canadian and U.S. prospectus supplements and accompanying prospectuses related to the Debentures offering.  The full text of the press release issued in connection with the announcement of the January 29, 2018 closing is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Company received net proceeds from the Debentures offering, after deducting the underwriting fee and expenses related to the Debentures offering, of approximately Cdn$94.7 million.  The Company intends to use the net proceeds from the Debentures offering to fund the redemption of all of its 5.75% Series C convertible unsecured subordinated debentures (current outstanding balance of US$42.5 million) that mature on June 30, 2019 and have a par call date of June 30, 2017. The Company intends to use the remainder of the net proceeds to fund the partial redemption of its 6.00% Series D extendible convertible unsecured subordinated debentures (current outstanding balance of Cdn$81.0 million) that mature on December 31, 2019 and have a par call date of December 31, 2017.

The Debentures have a maturity date of January 31, 2025. The Debentures will bear interest at a rate of 6.00% per year, and will be convertible into common shares of the Company (“Common Shares”) at an initial conversion price of Cdn$4.20 per Common Share (the “Conversion Price”), being a ratio of approximately 238.0952 Common Shares per Cdn$1,000 principal amount of Debentures (subject to customary adjustments).

The Debentures may not be redeemed by the Company prior to January 31, 2021 (except in certain limited circumstances following a change of control). On and after January 31, 2021 and prior to January 31, 2023, the Debentures may be redeemed by the Company, in whole or in part from time to time, on not more than 60 days and not less than 30 days prior notice at a redemption price equal to their principal amount plus accrued and unpaid interest, if any, up to but excluding the date set for redemption, provided that the daily volume-weighted average trading price of the Common Shares on the Toronto Stock Exchange, averaged for the 20 consecutive trading days ending five trading days prior to the date on which notice of redemption is provided, is not less than 125% of the Conversion Price at the time notice of redemption is given.  On and after January 31, 2023 and prior to the maturity date, the Debentures may be redeemed in whole or in part from time to time, on not more than 60 days and not less than 30 days prior notice, at a redemption price equal to their principal amount plus accrued and unpaid interest, if any, up to but excluding the date set for redemption.

The Debentures are direct, subordinated, unsecured obligations of the Company and will rank equally with one another and with all other future subordinated unsecured indebtedness of the Company and will rank subordinate to all existing and future senior indebtedness of the Company.  The Trust Indenture (as defined below) governing the Debentures will not restrict the Company or its subsidiaries from incurring additional indebtedness or from mortgaging, pledging or charging their respective properties to secure any indebtedness or liabilities.

The offer and sale of the Debentures were registered pursuant to a shelf registration statement on Form S-3 (File No. 333-221903) filed with the U.S. Securities and Exchange Commission (the “SEC”), under the Securities Act of 1933, as amended (the “Securities Act”), and related prospectus supplement and accompanying prospectus, and pursuant to a prospectus supplement to the Company’s short form base shelf prospectus filed with the Canadian securities regulators in each of the provinces and territories of Canada.

The Debentures were issued under the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), dated as of January 29, 2018, among the Company, Computershare Trust Company of Canada (the “Canadian Trustee”) and Computershare Trust Company, N.A. (the “U.S. Trustee”) to the Trust Indenture (the “Trust Indenture”), dated as of December 17, 2009, as subsequently amended.  The foregoing description of the

Seventh Supplemental Indenture is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.  The foregoing description of the Debentures is qualified in its entirety by reference to the full text of the Form of the Debentures, which is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

RBC Dominion Securities Inc. acted as sole bookrunner with respect to the Debentures offering.  On January 23, 2018, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, National Bank Financial Markets, TD Securities, BMO Capital Markets, Industrial Alliance Securities Inc., CIBC Capital Markets, Scotiabank and MUFG (the “Underwriters”), with respect to the offer and sale by the Company of the Debentures.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

Exhibits 1.1, 4.1, 4.2, 5.1, 5.2, 23.1 and 23.2 to this Current Report on Form 8-K are hereby incorporated by reference into the Company’s shelf registration statement on Form S-3 (No. 333-221903).

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Please refer to the discussion under Item 1.01 above, which is incorporated under this Item 2.03 by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information”, as such term is used in Canadian securities laws (referred to as “forward-looking statements”). These forward-looking statements can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. In particular, the Company’s intentions regarding the use of the proceeds from the Debentures offering as described above constitute forward-looking statements. Forward-looking statements reflect the Company’s current expectations regarding future events and speak only as of the date of this Current Report on Form 8-K. These forward-looking statements are based on a number of assumptions which may prove to be incorrect. The intended use of proceeds from the Debentures offering may change from that described herein. Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk Factors” in the filings the Company makes from time to time with the SEC and Canadian securities regulators and as set forth in the Canadian and U.S. prospectus supplements and accompanying prospectuses. The Company’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what the Company believes to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. Therefore, investors are urged not to place undue reliance on the Company’s forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d)                             Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of January 23, 2018, between the Company and the Underwriters.

4.1	Seventh Supplemental Indenture, dated as of January 29, 2018, among the Company, the Canadian Trustee and the U.S. Trustee.

4.2	Form of the Debentures (attached as Schedule A to the Seventh Supplemental Indenture).

5.1	Opinion of Goodmans.

5.2	Opinion of MLT Aikins LLP.

23.1	Consent of Goodmans (included in Exhibit 5.1).

23.2	Consent of MLT Aikins LLP (included in Exhibit 5.2).

99.1	Press Release of the Company, dated January 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: January 29, 2018	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer